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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): August 18, 2003

                       Medicis Pharmaceutical Corporation
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-18443                    52-1574808
(State or Other Jurisdiction      (Commission File              (IRS Employer
     of Incorporation)                 Number)               Identification No.)


8125 North Hayden Road
Scottsdale, Arizona                                                   85258-2463
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 7.       Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Exhibits.

99.1 Copy of press release, dated August 18, 2003, issued by Medicis Pharmaceutical Corporation


Item 9.       Regulation FD Disclosure

     On August 18, 2003, Medicis Pharmaceutical Corporation issued a press release announcing the anticipated closing of the exchange offer for its new 1.5% Contingent Convertible Senior Notes due 2033 on August 19, 2003 and the impact of the exchange offer on its financial statements. A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDICIS PHARMACEUTICAL
                                                CORPORATION
                                                (Registrant)


Date:  August 19, 2003                          /s/ Mark A. Prygocki, Sr.
                                                --------------------------------
                                                Name:  Mark A. Prygocki, Sr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Corporate Secretary and
                                                       Treasurer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION
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99.1                 Copy of press release, dated August 18, 2003, issued by
                     Medicis Pharmaceutical Corporation